INVESTOR PRESENTATION Q2 2023

DISCLAIMER 2 This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “goal” “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among other things, those described in our most recent Annual Report on Form 10-K, and any subsequent Quarterly Reports on Form 10-Q and Current Report on Form 8-K, under the caption “Risk Factors.” Factors that could cause actual results to differ include, but are not limited to: our business and investment strategy; our ability to accurately forecast the payment of future dividends on our common and preferred stock, and the amount of such dividends; our ability to determine accurately the fair market value of our assets; availability of investment opportunities in real estate-related and other securities, including our valuation of potential opportunities that may arise as a result of current and future market dislocations; our expected investments; changes in the value of our investments, including negative changes resulting in margin calls related to the financing of our assets; changes in inflation, interest rates and mortgage prepayment rates; prepayments of the mortgage and other loans underlying our mortgage- backed securities, or MBS, or other asset-backed securities, or ABS; rates of default, delinquencies, forbearance, deferred payments, or decreased recovery rates on our investments; general volatility of the securities markets in which we invest; our ability to maintain existing financing arrangements and our ability to obtain future financing arrangements; our ability to effect our strategy to securitize residential mortgage loans; interest rate mismatches between our investments and our borrowings used to finance such purchases; effects of interest rate caps on our adjustable-rate investments; the degree to which our hedging strategies may or may not protect us from interest rate volatility; the impact of and changes to various government programs; the impact of and changes in governmental regulations, tax law and rates, accounting guidance, and similar matters; market trends in our industry, interest rates, the debt securities markets or the general economy; estimates relating to our ability to make distributions to our stockholders in the future; our understanding of our competition; qualified personnel; our ability to maintain our classification as a real estate investment trust, or, REIT, for U.S. federal income tax purposes; our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended, or 1940 Act; our expectations regarding materiality or significance; and the effectiveness of our disclosure controls and procedures. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Chimera does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these, and other risk factors is contained in Chimera’s most recent filings with the Securities and Exchange Commission (SEC). All subsequent written and oral forward-looking statements concerning Chimera or matters attributable to Chimera or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. This presentation may include industry and market data obtained through research, surveys, and studies conducted by third parties and industry publications. We have not independently verified any such market and industry data from third-party sources. This presentation is provided for discussion purposes only and may not be relied upon as legal or investment advice, nor is it intended to be inclusive of all the risks and uncertainties that should be considered. This presentation does not constitute an offer to purchase or sell any securities, nor shall it be construed to be indicative of the terms of an offer that the parties or their respective affiliates would accept. All information in this presentation is as of March 31, 2023, unless stated otherwise. Readers are advised that the financial information in this presentation is based on company data available at the time of this presentation and, in certain circumstances, may not have been audited by the company’s independent auditors.

CHIMERA IS A RESIDENTIAL CREDIT HYBRID MORTGAGE REIT 3  Established in 2007  Internally managed since August 2015  Total equity capital of $2.6 billion, including $1.7 billion common stock and $930 million preferred stock (1)  Chimera (CIM) has distributed more than $6 billion to common and preferred stockholders since inception  Total leverage ratio 4.2:1 / Recourse leverage ratio 1.0:1  Residential Mortgage Loans represent a significant part of our business and growth strategy. Our Residential Mortgage Loan portfolio is comprised of Re-Performing Loans (RPLs), Non-QM & Investor Loans, Business Purpose Loans (BPLs), and Prime Jumbo Loans. Our Mission Is To Deliver Attractive, Risk-Adjusted Returns. Information is unaudited, estimated and subject to change. (1) As of July 3, 2023, the LIBOR rate payable on the preferred shares has been replaced by operation of law with the corresponding tenor of Term SOFR plus the applicable statutory spread adjustment

2023 ACTIVITY OVERVIEW 4Information is as of July 31,2023 and is unaudited, estimated and subject to change.  Continued focus on acquiring and securitizing residential mortgage loans.  Purchased $1.2 billion of diversified residential mortgage loans.  57% were Seasoned RPLs, 38% were Non-QM (DSCR) Investor Loans, and the remainder were Business Purpose Loans (BPLs).  Issued $841 million in Seasoned RPL securitizations and a Non-QM (DSCR) Investor Loans securitization totaling $475 million.  Further implemented our call optimization strategy on CIM securitizations.  We exercised the call rights and terminated six existing Seasoned RPL securitizations and issued 4 new Seasoned RPL securitizations totaling $1.24 billion.  Resulted in re-capturing approximately $130 million.  2 securitizations have a 1-year call option, and 2 securitizations have a 2-year call option providing the ability to take advantage of future rate declines.  Total securitizations of $2.6 billion.  Repurchased $33 million of common shares at a weighted average price of $5.66 per share.  Reduced our total recourse financing exposure by approximately $774 million.  Eliminated RPL warehouse loan exposure.  Decrease in recourse leverage from 1.3x as of Q4 2022 to 1.0x  Our interest rate hedging allows us optionality to benefit from lower interest rates in the future.  Interest rate swaps protect approximately 52% of our floating rate liabilities.  $1.5 billion of interest rate swaptions provide flexibility in an environment where rates are higher for longer.

CURRENT BUSINESS HIGHLIGHTS

Investment Portfolio

Q2 2023

- ✓ Book value of $7.29 per share compared to $7.41 per share in Q1 2023
- ✓ Repurchased $33MM of common shares at a weighted average price of $5.66 per share
- ✓ Exercised call rights on 2 existing RPL securitizations and issued 2 new RPL securitizations totaling $518MM.
  - Resulted in cash-take out of $40MM
- ✓ Sponsored 1 RPL securitization totaling $394MM and 2 Non-QM DSCR Investor securitizations totaling $475MM

Post Q2 2023 (1)

- ✓ Book value relatively unchanged from Q2 2023

Financing

Q2 2023

- ✓ Reduced our total recourse financing exposure by approximately $509MM with securitizations and asset sales
- ✓ 56% Non-Mark-to-Market (Non-MTM) and Limited Mark-to-Market (Limited MTM) on recourse financing
- ✓ Recourse leverage of 1.0x down from 1.32 in Q1 2022

Post Q2 2023 (1)

- ✓ Recourse leverage of 1.0x unchanged

Interest Rate Hedging

Q2 2023

- ✓ $1.96B of floating rate financing
- ✓ $1.0B of interest rate swaps
  - Weighted average pay-fixed rate of 3.26%
- ✓ $1.5B of interest rate swaptions
  - Weighted average pay-fixed rate of 3.56%

Post Q2 2023 (1)

- ✓ Interest rate hedges unchanged

Liquidity

Q2 2023

- ✓ $201MM in cash
- ✓ $470MM in unencumbered assets

Post Q2 2023 (1)

- ✓ $165 MM in cash
- ✓ $467MM in unencumbered assets

Information is unaudited, estimated and subject to change. Post Q2 2023 information is as of July 31,2023.

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CHIMERA INVESTMENT CORPORATION

8%, Non Agency RMBS, $1,092 88%, Loans, $11,930 19%, Equity, $2,579 (2) 20%, Repo, $2,687 60%, Securitized Debt, $8,118 Assets Liabilities & Equity Other Assets Cash Agency RMBS Agency CMBS Non Agency RMBS Loans Equity Other Liabilities Repo Securitized Debt Q2 2023 TOTAL GAAP PORTFOLIO 6  Our Capital Is Mainly Allocated to Residential Mortgage Loans Financed With Non-Recourse and Repo Financing. Information is unaudited, estimated and subject to change. (1) At fair value. (2) Includes $930 million of Preferred Equity. % of Fixed-Rate Financing Q2 2023:  82% Fixed Rate (including Securitized Debt)  86% Non-MTM Financing (including Securitized Debt) July 31, 2023:  82% Fixed Rate (including Securitized Debt)  86% Non-MTM Financing (including Securitized Debt) Total Assets $13,509 Total Liabilities $10,930 Q2 2023 GAAP Balance Sheet ($ in Millions)(1) 0 500 1,000 1,500 0-3 months 3-6 months 6-12 months 12 months+ Repo Expected Maturities MtM Holiday Non MtM

RECOURSE FINANCING & INTEREST RATE HEDGING

Q2 2023 Overview

- Eliminated RPL warehouse loan exposure
- $2.7B in repo liabilities
- $1.2B of MTM financing
- 1.0x recourse leverage
- 56% of repos are Non-MTM and Limited MTM
- Interest rate swaps hedge 51% of the floating rate liabilities
  - Weighted average pay-fixed rate of 3.26%
- $1.5B of 1x1 interest rate swaptions
  - Weighted average pay-fixed rate of 3.56%

Q2 2023 Recourse Financing & Hedges ($ in Millions)



Total $2,687
$724
$474
$316
$1,173
Non-MTM
Limited MTM
Total Non-MTM & Limited MTM $1,530, 56%
MTM 44%
Floating Rate Total $1,963, 73%
Total $2,500
$1,500
$1,000
Interest Rate Swaptions
Interest Rate Swaps
Recourse Financing
Hedges

Post Q2 2023 Update [1]

- $2.7B in repo liabilities
- $1.2B of MTM financing
- 1.0x recourse leverage
- 57% of repos are Non-MTM and Limited MTM
- Interest rate swaps hedge 52% of the floating rate liabilities
  - Weighted average pay-fixed rate of 3.26%
- $1.5B of 1x1 interest rate swaptions
  - Weighted average pay-fixed rate of 3.56%

Post Q2 2023 Recourse Financing & Hedges ($ in Millions)



Total $2,661
$723
$470
$315
$1,153
Non-MTM
Limited MTM
Total Non-MTM & Limited MTM $1,508, 57%
MTM 43%
Floating Rate Total $1,938 73%
Total $2,500
$1,500
$1,000
Interest Rate Swaptions
Interest Rate Swaps
Recourse Financing
Hedges

Information is unaudited, estimated and subject to change. (1) As of July 31, 2023..

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CHIMERA INVESTMENT CORPORATION

RESIDENTIAL MORTGAGE LOANS OVERVIEW

Chimera's Residential Mortgage Loan Process Overview

- Acquires residential mortgage loans from banks, non-bank financial institutions and government sponsored agencies
- Finances purchases of mortgage loans via warehouse facilities and repurchase agreements (recourse financing)
- Securitizes mortgage loans by selling senior securities and retains subordinate and interest-only securities (long-term non-recourse financing)
- Finances retained securities via repurchase agreements (recourse financing) to enhance return on investment

Q2 2023 Key Loan Statistics

Total Current Unpaid Principal Balance (UPB)	$12.6 Billion [1]
Total Number of Loans	118,807
Weighted Average Loan Size	$106K
Weighted Average Coupon	5.94%
WA FICO	665
Average Loan Age	178 Months
Loan-to-Value (LTV) at origination	79%
Amortized Loan-to-Value (LTV)	65%
HPI Updated Loan-to-Value (LTV)	46%
60+ Days Delinquent	9.1%

Source: Bloomberg & IntexCalc. Information is unaudited, estimated and subject to change. (1) Includes $621MM of Warehouse Residential Mortgage Loans & $681MM of Non-QM and Prime Jumbo securitizations

Chimera's loan portfolio is very seasoned with 81% of loans originated prior to 2008.

UPB Originated Prior to 2008	$10.2 Billion
UPB Originated After 2008	$2.4 Billion
Total Current UPB	$12.6 Billion

Weighted Average Loan Age (Months)



162
173
184
180
178
2019
2020
2021
2022
2023

Chimera's loan portfolio has benefited from historic levels of home equity due to HPA.

S&P CoreLogic Case Shiller National HPI (2)



Apr-03
Apr-07
Apr-11
Apr-15
Apr-19
Apr-23

HPI Updated LTV %



66
62
52
49
46
2019
2020
2021
2022
2023

Delinquencies on Chimera's loan portfolio have been low.

60+ Day Delinquency %



9.9
12.9
11.9
10.7
9.1
2019
2020
2021
2022
2023

Chimera's loan portfolio has a weighted average coupon of 5.94%.

Weighted Avg Coupon %



6.54
6.30
6.10
5.85
5.94
2019
2020
2021
2022
2023

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CHIMERA INVESTMENT CORPORATION

 Chimera has completed 104 deals and securitized $52.4 billion of residential mortgage assets which includes Legacy Non-Agency RMBS, Seasoned Reperforming Loans, Agency Eligible Investor Loans, Non-QM DSCR , and Prime Jumbo loans, since inception.  Chimera has RMBS & Loan issuance with an unpaid principal balance of approximately $14.9 billion currently outstanding.  Chimera has 14 outstanding securitizations callable in 2023.  Re-securitization is an additional source for future capital re-deployment. Type ($ in thousands) Deal & Senior/Sub Totals At Issuance Vintage Type Number of Deals Issued Total Orig. Balance Senior Bond Orig. Balance Subordinate Bond Orig. Balance 2008 Loan 2 770,865 670,949 99,916 2009 RMBS 3 3,535,035 1,965,001 1,570,034 2010 RMBS 14 5,638,378 2,156,169 3,482,209 2011 RMBS 2 359,154 177,139 182,015 2012 Loan 3 1,496,917 1,378,409 118,508 2014 Loan & RMBS 2 816,126 522,220 293,906 2015 Loan 4 2,048,483 1,385,162 663,321 2016 Loan 6 5,861,574 4,148,904 1,712,670 2017 Loan 9 7,364,441 5,217,632 2,146,809 2018 Loan 9 3,021,614 2,209,835 811,779 2019 Loan 12 5,007,276 3,850,091 1,157,185 2020 Loan 11 4,163,703 3,254,207 909,496 2021 Loan 14 8,202,315 6,521,955 1,680,360 2022 Loan 5 1,570,674 1,156,067 414,607 2023 Loan 8 2,553,300 1,991,406 561,894 Total 104 52,409,855 36,605,146 15,804,709 SECURITIZATION ACTIVITY 9Information is unaudited, estimated and subject to change. 0 2,000 4,000 6,000 8,000 10,000 2008 2009 2010 2011 2012 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 $ in M ill io ns Chimera Securitization History ($ in Millions) Senior Bond Subordinate Bond

Reperforming Loans are a cornerstone of our portfolio. Credit performance has been stable given home price appreciation and the fully seasoned nature of our loans. Q2 2023 RPL SECURITIZATIONS CREDIT PERFORMANCE 10 Q2 2023 RPL Securitizations Loan Characteristics Total Original Unpaid Principal Balance (UPB) $16.1 Billion Total Current Unpaid Principal Balance (UPB) $11.2 Billion Total Number of Loans 115,731 Weighted Average Loan Size $113K Weighted Average Coupon 6.01% WA FICO 659 Average Loan Age 198 Months Amortized Loan-to-Value (LTV) 64% HPI Updated Loan-to-Value (LTV) 43% 60+ Days Delinquent 9.6% Source: Bloomberg & IntexCalc. Information is unaudited, estimated and subject to change. 8 10 12 14 16 18 Ju n- 20 Se p- 20 D ec -2 0 M ar -2 1 Ju n- 21 Se p- 21 D ec -2 1 M ar -2 2 Ju n- 22 Se p- 22 D ec -2 2 M ar -2 3 Ju n- 23 60+ Days Delinquency % 4 6 8 10 12 14 16 18 Ju n- 20 Se p- 20 D ec -2 0 M ar -2 1 Ju n- 21 Se p- 21 D ec -2 1 M ar -2 2 Ju n- 22 Se p- 22 D ec -2 2 M ar -2 3 Ju n- 23 3mo CPR % 0.0 0.2 0.4 0.6 0.8 1.0 1.2 Ju n- 20 Se p- 20 D ec -2 0 M ar -2 1 Ju n- 21 Se p- 21 D ec -2 1 M ar -2 2 Ju n- 22 Se p- 22 D ec -2 2 M ar -2 3 Ju n- 23 3mo CDR % 0 10 20 30 40 50 60 Ju n- 20 Se p- 20 D ec -2 0 M ar -2 1 Ju n- 21 Se p- 21 D ec -2 1 M ar -2 2 Ju n- 22 Se p- 22 D ec -2 2 M ar -2 3 Ju n- 23 3mo Severity %

OUR POSITIONING 2023 11Information is unaudited, estimated and subject to change. (1) As of July 31,2023. Portfolio Investments  Cash take-out from our existing RPL portfolio serves as a significant source of capital.  14 deals callable in 2023, 4 deals callable in 2024, and 6 deals callable in 2025.  The longer these deals are outstanding, the greater the potential cash take-out. Capital  Deployed capital into Seasoned RPL, Non-QM (DSCR) Investor Loans, and BPL sectors and completed 8 securitizations year-to-date. We will continue to grow the residential credit portfolio as opportunities arise. Credit Performance  Our existing loan portfolio remains stable given low-LTVs (Wavg HPI LTV of 46%) and 178 months of seasoning.  Potential for equity book value to increase approximately $400 million if the accretable discount (net of premiums) on all assets and securitized debt were to be realized with current loss assumptions. Potential for equity book value to increase approximately $700 million assuming all assets and securitized debt were repaid at par value. Financing & Liquidity (1)  Chimera has $165 million in cash and $467 million in unencumbered assets.  Recourse leverage of 1.0x down from 1.2x in Q1 2023. Interest Rate Hedging (1)  Current hedges are positioned in anticipation of the end of the Fed tightening cycle.  1-year interest rate swaps protect 52% of our floating rate repos and $1.5 billion of 1x1 interest rate swaptions gives us flexibility in case the Fed holds rates higher through 2025.

APPENDIX

13 FINANCIAL METRICS Information is unaudited, estimated and subject to change. (1) Earnings available for distribution per adjusted diluted common share is a non- GAAP measure. See additional discussion in the Appendix section of this presentation. $0.08 $0.17 Q2 23 Q1 23 GAAP Earnings Per Share $0.12 $0.13 Q2 23 Q1 23 Earnings Available For Distribution (EAD) Per Share(1) $7.29 $7.41 Q2 23 Q1 23 GAAP Book Value Per Share Q2 2023 Economic Return is 0.8% 1.0x 1.0x Jul-23 Q2 23 Recourse Leverage $165 $201 Jul-23 Q2 23 Cash ($ in Millions) $467 $470 Jul-23 Q2 23 Unencumbered Assets Market Value ($ in Millions)

EARNINGS AVAILABLE FOR DISTRIBUTION Earnings available for distribution is a non-GAAP measure and is defined as GAAP net income excluding unrealized gains or losses on financial instruments carried at fair value with changes in fair value recorded in earnings, realized gains or losses on the sales of investments, gains or losses on the extinguishment of debt, changes in the provision for credit losses, other gains or losses on equity investments, and transaction expenses incurred. Transaction expenses are primarily comprised of costs only incurred at the time of execution of our securitizations and certain structured secured financing agreements and include costs such as underwriting fees, legal fees, bank fees and other similar transaction related expenses. These costs are all incurred prior to or at the execution of the transaction and do not recur. Recurring expenses, such as servicing fees, custodial fees, trustee fees and other similar ongoing fees are not excluded from earnings available for distribution. In addition, stock compensation expense charges incurred on awards to retirement eligible employees is reflected as an expense over a vesting period (generally 36 months) rather than reported as an immediate expense. Earnings available for distribution is the Economic net interest income, as defined previously, reduced by compensation and benefits expenses (adjusted for awards to retirement eligible employees), general and administrative expenses, servicing and asset manager fees, income tax benefits or expenses incurred during the period, as well as the preferred dividend charges. We view Earnings available for distribution as one measure of our investment portfolio's ability to generate income for distribution to common stockholders. Earnings available for distribution is one of the metrics, but not the exclusive metric, that our Board of Directors uses to determine the amount, if any, of dividends on our common stock. Other metrics that our Board of Directors may consider when determining the amount, if any, of dividends on our common stock include (among others) REIT taxable income, dividend yield, book value, cash generated from the portfolio, reinvestment opportunities and other cash needs. In addition, Earnings available for distribution is different than REIT taxable income and the determination of whether we have met the requirement to distribute at least 90% of our annual REIT taxable income (subject to certain adjustments) to our stockholders in order to maintain qualification as a REIT is not based on Earnings available for distribution. Therefore, Earnings available for distribution should not be considered as an indication of our REIT taxable income, a guaranty of our ability to pay dividends, or as a proxy for the amount of dividends we may pay. We believe Earnings available for distribution as described above helps us and investors evaluate our financial performance period over period without the impact of certain transactions. Therefore, Earnings available for distribution should not be viewed in isolation and is not a substitute for net income or net income per basic share computed in accordance with GAAP. In addition, our methodology for calculating Earnings available for distribution may differ from the methodologies employed by other REITs to calculate the same or similar supplemental performance measures, and accordingly, our Earnings available for distribution may not be comparable to the Earnings available for distribution reported by other REITs. 14

EARNINGS AVAILABLE FOR DISTRIBUTION (CONTINUED) 15 The following table provides GAAP measures of net income and net income per diluted share available to common stockholders for the periods presented and details with respect to reconciling the line items to Earnings available for distribution and related per average diluted common share amounts. Earnings available for distribution is presented on an adjusted dilutive shares basis. Information is unaudited, estimated and subject to change. For the Quarters Ended June 30, 2023 March 31, 2023 December 31, 2022 September 30, 2022 June 30, 2022 (dollars in thousands, except per share data) GAAP Net income (loss) available to common stockholders $ 17,586 $ 38,928 $ 78,716 $ (204,583) $ (179,765) Adjustments: Net unrealized (gains) losses on financial instruments at fair value (6,954) (64,592) (112,026) 239,513 239,246 Net realized (gains) losses on sales of investments 21,758 5,264 39,443 37,031 — (Gains) losses on extinguishment of debt (4,039) (2,309) — — 2,897 Increase (decrease) in provision for credit losses 2,762 3,062 3,834 (1,534) 4,497 Net unrealized (gains) losses on derivatives (17,994) 8,551 10,171 (10,307) 1,618 Realized gains (losses) on derivatives 6,822 34,134 561 — — Transaction expenses 8,456 6,409 3,274 2,341 6,727 Stock Compensation expense for retirement eligible awards (388) 2,141 (309) (310) (309) Other investment (gains) losses 421 (117) 2,383 462 (980) Earnings available for distribution $ 28,430 $ 31,471 $ 26,047 $ 62,613 $ 73,931 GAAP net income (loss) per diluted common share $ 0.08 $ 0.17 $ 0.34 $ (0.88) $ (0.76) Earnings available for distribution per adjusted diluted common share $ 0.12 $ 0.13 $ 0.11 $ 0.27 $ 0.31

NET ASSET BREAKDOWN

Net Asset Breakout	Q2 2023				Q1 2023			
	Direct Holdings	Securitization Trusts	Financing Trusts	Total	Direct Holdings	Securitization Trusts	Financing Trusts	Total
Investments:								
Non-Agency RMBS, at fair value	829,765,389	262,439,702	-	1,092,205,091	869,751,381	271,024,887	-	1,140,776,268
Agency MBS, at fair value	136,325,702	-	-	136,325,702	263,743,451	-	-	263,743,451
Residential Mortgage Loans[1]								
RPL	-	10,686,970,409	-	10,686,970,409	-	10,538,149,429	342,174,463	10,880,323,891
Investor	-	669,178,858	-	669,178,858	-	211,054,736	-	211,054,736
RTL	-	-	159,411,070	159,411,070	-	-	217,870,381	217,870,381
Jumbo Prime	-	-	413,976,479	413,976,479	-	-	426,400,876	426,400,876
Total Investment Assets	**966,091,091**	**11,618,588,969**	**573,387,548**	**13,158,067,609**	**1,133,494,832**	**11,020,229,052**	**986,445,719**	**13,140,169,603**
Securitized debt, collateralized by:								
Non-Agency RMBS	-	77,195,442	-	77,195,442	-	77,741,677	-	77,741,677
Residential Mortgage Loans				-				-
RPL	-	7,926,666,229	-	7,926,666,229	-	7,392,617,938	-	7,392,617,938
Investor	-	114,609,883	-	114,609,883	-	114,609,883	-	114,609,883
Secured financing agreements, secured by:								
Non-Agency RMBS	615,187,258	134,048,000	-	749,235,258	656,992,985	138,152,000	-	795,144,985
Agency RMBS	100,899,000	-	-	100,899,000	212,685,000	-	-	212,685,000
Residential Mortgage Loans								
RPL	-	1,317,069,321	33,449,881	1,350,519,201	-	1,315,707,148	323,511,952	1,639,219,100
RTL	-	-	132,051,805	132,051,805	-	-	177,625,667	177,625,667
Jumbo Prime	-	-	353,816,697	353,816,697	-	-	370,647,587	370,647,587
Total Investment Liabilities	**716,086,258**	**9,569,588,875**	**519,318,383**	**10,804,993,516**	**869,677,985**	**9,038,828,646**	**871,785,206**	**10,780,291,836**
Net Assets	**250,004,833**	**2,049,000,095**	**54,069,166**	**2,353,074,093**	**263,816,848**	**1,981,400,406**	**114,660,513**	**2,359,877,767**

(1) Q1 2023 excludes approximately $646 million of Loans held for investment as of March 31, 2023, which were purchased prior to the reporting date and settled subsequent to that reporting period

There were no Loans held for investment as of June 30, 2023, which were purchased prior to the reporting date and settled subsequent to that reporting date

Information is unaudited, estimated and subject to change.

16

CHIMERA INVESTMENT CORPORATION

NET INTEREST SPREAD

The table below shows our average earning assets held, interest earned on assets, yield on average interest earning assets, average debt balance, economic interest expense, economic average cost of funds, economic net interest income, and net interest rate spread for the periods presented.

	For the Quarter Ended					
	June 30, 2023 (dollars in thousands)			March 31, 2023 (dollars in thousands)		
	Average Balance	Interest	Average Yield/Cost	Average Balance	Interest	Average Yield/Cost
Assets:						
Interest-earning assets* [(1)]*:						
Agency RMBS	$ 18,798	$ 305	6.5%	$ 18,692	$ 322	6.9%
Agency CMBS	165,270	1,728	4.2%	307,846	2,957	3.8%
Non-Agency RMBS	976,994	29,543	12.1%	990,721	30,098	12.2%
Loans held for investment	12,585,384	162,399	5.2%	12,334,025	152,838	5.0%
Total	$ 13,746,444	$ 193,975	5.6%	$ 13,651,284	$ 186,215	5.5%
Liabilities and stockholders' equity:						
Interest-bearing liabilities* [(2)]*:						
Secured financing agreements collateralized by:						
Agency RMBS	$ 1,994	$ 27	5.4%	$ 4,095	$ 52	5.1%
Agency CMBS	133,306	1,651	5.0%	252,102	2,956	4.7%
Non-Agency RMBS	772,486	17,438	9.0%	762,989	16,063	8.4%
Loans held for investment	2,024,638	32,652	6.5%	2,189,967	34,839	6.4%
Securitized debt	8,584,803	75,254	3.5%	8,049,843	62,886	3.1%
Total	$ 11,517,226	$ 127,022	4.4%	$ 11,258,996	$ 116,796	4.1%
Economic net interest income/net interest rate spread		$ 66,953	1.2%		$ 69,418	1.4%
Net interest-earning assets/net interest margin	$ 2,229,219		1.9%	$ 2,392,288		2.0%
Ratio of interest-earning assets to interest bearing liabilities	1.19			1.21		

(1) Interest-earning assets at amortized cost
(2) Interest includes periodic net interest cost on swaps

Information is unaudited, estimated and subject to change.

17

CHIMERA INVESTMENT CORPORATION

Chimera has created term-funding through securitization (1). THE SECURITIZATION PROCESS  CIM buys $100MM Non-Agency mortgage bond or loans from dealer.  CIM deposits the bond or loans into a trust.  The trust issues bonds backed by the cashflow of the underlying bond or loans.  The Senior A note receives all principal from the collateral and interest on its $75MM bond until the bond is paid off.  The Subordinate B note receives interest on its $25MM bond, absorbs losses and starts to receive principal only after the Senior A note is paid in full.  3x Non-Recourse Leverage. $100MM Non-Agency Mortgage Bond or Loans $100MM Trust (Non-Agency RMBS Collateral) $75MM Senior A Note Sold to 3rd Party $25MM Subordinate B Note Retained by CIM Deposit 18 Recourse Financing $15MM Repo Financing Of Subordinate B Note $10MM Equity Of Subordinate B Note  60% of the Subordinate B note is financed through a repurchase agreement.  The remaining 40% of the Subordinate B note is equity.  1.5x Recourse Leverage. (1) The hypothetical diagram below shows the typical structure of our securitization transactions.

CONSOLIDATED LOAN SECURITIZATIONS

(dollars in thousands)

VINTAGE	DEAL	TOTAL ORIGINAL FACE	TOTAL OF TRANCHES SOLD	TOTAL OF TRANCHES RETAINED	TOTAL REMAINING FACE	REMAINING FACE OF TRANCHES SOLD	REMAINING FACE OF TRANCHES RETAINED	FIRST CALL DATE
2023	CIM 2023-I2	238,530	202,750	35,780	238,530	202,750	35,780	July 2026
2023	CIM 2023-R4	393,997	297,270	96,727	388,160	291,451	96,709	April 2028
2023	CIM 2023-NR2	66,661	48,328	18,333	64,301	46,100	18,201	April 2024
2023	CIM 2023-R3	450,834	394,479	56,355	442,667	386,305	56,355	April 2025
2023	CIM 2023-I1	236,161	205,578	30,583	232,533	201,949	30,583	April 2026
2023	CIM 2023-R2	447,384	364,841	82,543	433,584	351,031	82,543	March 2028
2023	CIM 2023-NR1	134,016	97,161	36,855	122,768	85,702	37,067	Jan 2024
2023	CIM 2023-R1	585,718	512,503	73,215	560,059	486,831	73,215	Jan 2025
2022	CIM 2022-NR1	144,912	105,061	39,851	135,000	95,671	39,329	Oct 2025
2022	CIM 2022-R3	369,891	283,891	86,000	340,018	254,016	85,998	Sept 2027
2022	CIM 2022-I1	219,442	122,997	96,445	209,441	112,996	96,445	June 2026
2022	CIM 2022-R2	508,202	380,389	127,813	454,671	327,047	127,624	May 2027
2022	CIM 2022-R1	328,226	263,729	64,497	279,588	215,097	64,476	Feb 2027
2021	CIM 2021-NR4	167,596	125,747	41,849	128,472	86,819	41,653	Currently Callable
2021	CIM 2021-R6	353,797	336,284	17,513	241,622	224,108	17,513	Sept 2026
2021	CIM 2021-R5	450,396	382,836	67,560	363,806	296,533	67,273	Aug 2024
2021	CIM 2021-R4	545,684	463,831	81,853	385,654	303,580	81,853	June 2024
2021	CIM 2021-R3	859,735	730,775	128,960	564,293	434,610	128,960	April 2025
2021	CIM 2021-NR3	117,373	82,161	35,212	74,629	37,560	37,069	Currently Callable
2021	CIM 2021-R2	1,497,213	1,272,631	224,582	917,424	690,557	224,582	March 2025
2021	CIM 2021-NR2	240,425	180,318	60,107	156,090	89,192	66,898	Currently Callable
2021	CIM 2021-R1	2,098,584	1,783,797	314,787	1,305,823	987,249	314,787	Feb 2025
2021	CIM 2021-NR1	232,682	162,877	69,805	138,619	62,371	76,248	Currently Callable
2020	CIM 2020-R7	653,192	562,023	91,169	412,230	321,315	90,881	Nov 2023
2020	CIM 2020-R6	418,390	334,151	84,239	284,004	200,084	83,919	Oct 2023
2020	CIM 2020-R5	338,416	257,027	81,389	181,715	100,257	81,389	Clean-up Call
2020	CIM 2020-R3	438,228	328,670	109,558	276,140	167,093	109,047	Currently Callable
2020	CIM 2020-R2	492,347	416,761	75,586	313,770	240,124	73,646	Clean-up Call
2020	CIM 2020-R1	390,761	317,608	73,153	268,366	195,217	72,757	Currently Callable
2019	SLST 2019-1	1,217,441	941,719	275,722	815,244	570,768	238,125	Currently Callable
2019	CIM 2019-R5	315,039	252,224	62,815	173,555	110,828	61,981	Clean-up Call
2019	CIM 2019-R4	320,802	256,641	64,161	184,148	121,318	62,830	Currently Callable
2019	CIM 2019-R3	342,633	291,237	51,396	175,589	124,704	50,884	Currently Callable
2019	CIM 2019-R2	464,327	358,172	106,155	304,539	199,526	104,693	Clean-up Call
2019	CIM 2019-R1	371,762	297,409	74,353	232,804	159,815	72,989	Currently Callable
2018	CIM 2018-R3	181,073	146,669	34,404	68,068	35,609	32,286	Currently Callable
2016	CIM 2016-FRE1	185,811	115,165	70,646	73,259	16,686	56,572	Currently Callable
2008	PHHMC 2008-CIM1	619,710	549,142	70,568	8,476	6,298	2,156	Do Not Hold Call Rights
	TOTAL	**$17,437,391**	**$14,224,852**	**$3,212,539**	**$11,949,661**	**$8,839,169**	**$3,095,318**	

Information is unaudited, estimated and subject to change.

19

CHIMERA INVESTMENT CORPORATION

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